UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2013

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 328-4770

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Home BancShares, Inc. (the “Company”) was held on April 18, 2013. The following items of business were presented to the shareholders:

(1) The eleven directors were elected as proposed in the Proxy Statement dated March 8, 2013 (the “Proxy Statement”), under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	22,804,747	230,577	3,132,815
C. Randall Sims	22,612,208	423,116	3,132,815
Randy E. Mayor	22,174,853	860,471	3,132,815
Milburn Adams	22,712,953	322,371	3,132,815
Robert H. Adcock, Jr.	14,846,215	8,189,109	3,132,815
Richard H. Ashley	22,266,999	768,325	3,132,815
Dale A. Bruns	14,690,996	8,344,328	3,132,815
Richard A. Buckheim	22,703,306	332,018	3,132,815
Jack E. Engelkes	22,713,366	321,958	3,132,815
James G. Hinkle	22,920,512	114,812	3,132,815
Alex R. Lieblong	21,152,107	1,883,217	3,132,815

(2) The Company’s executive compensation was approved as proposed in the Proxy Statement under the caption “Advisory (Non-binding) Vote Approving Executive Compensation” with votes cast as follows: 22,470,749 votes for, 346,132 votes against, 218,443 votes abstaining and 3,132,815 broker non-votes.

(3) The amendment to the Company’s Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, was approved as proposed in the Proxy Statement under the caption “Approval of Amendment to Articles of Incorporation to Increase Number of Authorized Shares” with votes cast as follows: 23,242,253 votes for, 2,800,116 votes against, 125,770 votes abstaining and no broker non-votes. The amendment became effective upon the filing by the Company of a certificate of amendment with the Secretary of State of the State of Arkansas on April 19, 2013. A copy of the amendment is attached as Exhibit 3.1 to this Current Report.

(4) The Audit Committee’s selection and appointment of the accounting firm of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was ratified with votes cast as follows: 25,971,753 votes for, 190,287 votes against, 6,099 votes abstaining and no broker non-votes.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

Item 7.01 Regulation FD Disclosure.

On April 18, 2013, the Company issued a press release announcing that the Board of Director has declared a regular $0.15 per share quarterly cash dividend and a two-for-one forward stock split payable in the form of a 100% stock dividend. The cash dividend is payable June 5, 2013, to shareholders of record May 15, 2013. Additionally, the stock split is payable June 12, 2013, to shareholders of record May 22, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Seventh Amendment to the Restated Articles of Incorporation of Home BancShares, Inc.

99.1	Press Release: Home BancShares, Inc. Announces a 50% Increase in Second Quarter Cash Dividend Plus a Two-for-One Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: April 19, 2013	/s/ Brian Davis
Brian Davis
Chief Accounting Officer